Celebrating... 50 Years of Success

1 Analyst Day November 14, 2003

C-COR
Celebrating … 50 Years of Success

Presents:
Analyst Day 2003

Celebrating... 50 Years of Success

2 Analyst Day November 14, 2003

Some of the information presented in this announcement constitutes forward-
looking statements made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, and the Company's ability to integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the
Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

The Story of C-COR….

1953  -  1960  -  1965  -  1970  -  1975  -  1980  -  1985  -  1990  -  1995  -  2000  -  2003

Influence  Innovation  Integrity …

The Founders Era – Pioneering Communications

Early leaders – John McLucas, Jim Palmer

Community Engineering was first name, then C-COR

Product innovations – first cable powering systems,
use of integrated circuits, heat fins

The Expansion Era – Exploring Communications

Industry moves from rural to the cities

Bandwidth expanded for new video services

First with expanded warranty on amps

Broadband LAN amps for Fortune 500 companies

C-COR IPO, Nasdaq listing

Totally Integrated Network Solutions

The Digital Era – Advancing Communications

New leadership – Dick Perry

Shipped first fiber optic products

Further bandwidth expansion – 1 GHz

Global expansion – European products

The Era of Integrity – Integrated Communications

Current leadership – Dave Woodle

New vision, new strategic plan

9 acquisitions in 4 years

“One Solution for Network Integrity”

    Triple Play of Products, Services, and Operations
            Software

Celebrating... 50 Years of Success

4 Analyst Day November 14, 2003

C-COR Analyst Day Agenda
November 14, 2003

Time

Event

Room

08:00 – 09:00

Breakfast

TCS

09:00 – 09:30

Introduction

TCS

09:30 – 10:00

Technology Update

TCS

10:00 – 10:30

BCP Overview

TCS

10:30 – 10:45

Break

10:45 – 11:45

BCP Demo

Fischer

11:45 – 12:30

BNS Overview

McLucas

12:30 – 1:00

Lunch

Wilkinson

1:00 – 1:30

BMS Overview

TCS

1:30 – 2:15

BMS Demos

TCS

2:15 – 2:30

Break

2:30 – 2:45

Financial Overview

TCS

2:45 – 3:00

Wrap-up, Q&A

TCS

Celebrating... 50 Years of Success

5 Analyst Day November 14, 2003

C-COR Vision

A world-class, growth-oriented leader in
providing quality, global market-focused
products, services and operations
management solutions which enable cost-
effective, interactive information services
over broadband communications networks.

Celebrating... 50 Years of Success

C-COR.net

C-COR 1953 - 2003

6 Analyst Day November 14, 2003

Corporate Overview

Corporate Overview

Approximately 1200
employees

Traded on Nasdaq,
Symbol CCBL

Home page at
www.c-cor.net

Celebrating... 50 Years of Success

7 Analyst Day November 14, 2003

Corporate Overview

Global HQ:
State College, PA

Three Divisional
Headquarters

Products

Services

OSS Solutions

Meriden, CT

Pleasanton, CA

Celebrating... 50 Years of Success

8 Analyst Day November 14, 2003

Tijuana

Klagenfurt

Key Global Facilities

Almere

State College

Celebrating... 50 Years of Success

C-COR 50 1953-2003

9 Analyst Day November 14, 2003

France

India

Shanghai, Beijing

Technical Services

Manufacturing

Sales Offices

Corporate & Division Hdqtrs

Legend:

Los Angeles, CA

Pleasanton, CA

(BMS)

Knoxville, TN

Cincinnati, OH

Moscow, Russia

Miami, FL

Seoul, Korea

Singapore

Germany

Melbourne, Australia

& New Zealand

Madrid,

Spain

Lisbon,

Portugal

London,

UK

Klagenfurt, Austria

Almere and Eindhoven

The Netherlands

Hong Kong

Latin
America

Tijuana, Mexico

Denver, CO

(BNS)

Toronto, Canada

State College , PA

Meriden, CT

(BCP)

Celebrating... 50 Years of Success

C-COR

10 Analyst Day November 14, 2003

RF

Services

2. Integrate Network

Applications

Fiber Optics

1. Extend Product Line

Operational

Management

3. Deliver Operational  Management Solutions

4. Provide Quality Services

C-COR Capabilities Evolution

Lifecycle Phases

Planning Deployment Roll Out Operations

ISPs
Headend
CMTS
VOD
Basic Video
Telephony
Data
Video
Voice
Hub
Node
Amps
870 MHz
Two-way
Set-Top
Cable
Modem
Phone

Broadband Services Industry

Metro-Core

150 km

Opti Max

Node

Flex Max

Amps

Opti Max

Node

Flex Max

Amps

CHP Max5000

Return Tx

DV

6000

Series

CHP Max5000

EDFA

CHP Max5000

Forward Tx

Metro-Access

20-50 km

Server

Farm

Satellite

downlink

Broadcast

Post-production

Regional backbone digital transport system

HFC Network

Headend / Hub

DV

6000

Series

Cable TV

headend

End-User

Celebrating... 50 Years of Success

5%
8%
87%

14%
40%
46%

13 Analyst Day November 14, 2003

Changing Revenue Mix

Optics

Services & S/W

RF

‘98

‘03

Celebrating... 50 Years of Success

14 Analyst Day November 14, 2003

An Integrated Company…

Broadband

Communications

Products

Broadband

Network

Services

Broadband

Management

Solutions

ADC

SVCI

Philips
Broadband
Networks

Valley Cable

ACSI

Aerotec

Worldbridge

MobileForce

Technologies

Convergence

Legacy C-COR
Products

Legacy C-COR
Services

Legacy C-COR

OSS Solutions

…dedicated to totally integrated network solutions!

C-COR Top Level Organization

David Woodle

Chairman

&

CEO

Bill Hanelly

Chief Financial

Officer

David Eng

Corporate

Vice President

Americas Business

Gerhard Nederlof

Corporate

Vice President

Europacific Business

Mary Beahm

Corporate

Vice President

Human Resources

Ken Wright

Chief Technology

Officer

John Caezza

Division President

Broadband

Communications

Products

Doug Engerman

Division President

Broadband

Management

Solutions

Paul Janson

Division President

Broadband

Network

Services

Celebrating... 50 Years of Success

Charter Communications
Comcast
EWB
Rogers
Cox Communications
Cablevision
Time Warner
Ericsson
ntl:
eKabel
Bright House Networks
Comcor
UPC Telekabel
UnitedGlobalCom
Adelphia
auna
telenor
Bezeq
Blue Ridge Communications
Telstra
Kabelfernsehen Bödeli
matáv kábel TV
C-COR

16 Analyst Day November 14, 2003

Global Customers

Celebrating... 50 Years of Success

17 Analyst Day November 14, 2003

Corporate Summary

Celebrating... 50 Years of Success

•

•

•

•

18 Analyst Day November 14, 2003

C-COR 1953 - 2003

Strategic Plan Highlights

Successfully shifted product mix from
solely RF

Completed nine acquisitions positioning
C-COR as a top-tier player in the cable
infrastructure market

Added synergistic software and service
business anticipating our customers
product offerings and future challenges

Managed through rapid and far-reaching
challenges and changes in our customer
base while retaining fiscal stability

Celebrating... 50 Years of Success

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19 Analyst Day November 14, 2003

Next Phase of Strategic Growth

Continue broadening our global customer base
across all product offerings

Enhance the product offerings to facilitate the
move to an on-demand all digital network

Expand our network service manager to handle
effective OSS solutions

Support our customers’ move to enhance
subscriber services at lowered support costs
through enhanced management tools and
programs

Celebrating... 50 Years of Success

20 Analyst Day November 14, 2003

In Conclusion

50-year proven track record

Proven strategic plan

Strong customer relationships

Positioned and ready to address the future

Celebrating…

Technology Update

 Analyst Day 2003

Ken Wright

November 14, 2003

Celebrating... 50 Years of Success

2 Analyst Day November 14, 2003

Domestic Networks Evolution
Going Forward

Continued Segmentation

“All Digital” Analog Recapture

FTTx (FTTH, FTTP, FTTC, . . .)

Celebrating... 50 Years of Success

3 Analyst Day November 14, 2003

Events Driving Network Changes
(and Spending)

Even where upgrades are done, . . .

Continued HSD growth

Continued VOD & HDTV roll-outs

Increased focus on SME

VoIP around the corner

All these = bandwidth pressures

DBS Growth (competitive pressure)

Celebrating... 50 Years of Success

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4 Analyst Day November 14, 2003

C-COR 5 1953 - 2003

Other Trends & Initiatives

Increased focus on OSS / Back Office

Reliability, customer experience

Operations efficiencies, cash flow

Increased importance of transport &
backbone

Continued spending on plant extensions

Celebrating... 50 Years of Success

5 Analyst Day November 14, 2003

“All Digital” Drivers

Success of advanced services

-> Consumption of bandwidth

Recapture analog spectrum for digital
services

Celebrating... 50 Years of Success

-Status monitoring
-Set-tops return
-DOCSIS return
DOCSIS forward

6 Analyst Day November 14, 2003

Analog Video

Digital tier/pays

5

20

40

50

550

750

860

MHz

Representative System Post-upgrade,
1999

Celebrating... 50 Years of Success

-Status monitoring
-Set-tops return
-DOCSIS return
-CBR telephony return
-VOD, SVOD
-HDTV
-DOCSIS forward
-CBR telephony forward

7 Analyst Day November 14, 2003

Analog Video

Digital tier/pays

5

20

40

50

550

750

860

MHz

Representative System
2003

Celebrating... 50 Years of Success

-Status monitoring
-Set-tops return
-Interactive svcs return
-DOCSIS return
-VoIP & SME return
-CBR telephony return
-VOD, SVOD
-DOCSIS
-SME
-CBR telephony
-VoIP
-Interactive services

8 Analyst Day November 14, 2003

5

20

40

50

550

750

860

MHz

450

Analog Video

Digital tier/pays

HDTV

Representative System
2005-2006

Celebrating... 50 Years of Success

9 Analyst Day November 14, 2003

MSOs’ “All Digital” Drivers

Success of advanced services

-> Consumption of bandwidth

Recapture analog spectrum for digital services

HDTV - Bandwidth hungry, but

Cable better positioned to carry than DBS

Opportunity to one-up DBS

Reduce set-tops CapEx

Proprietary duopoly -> standards-based costs

Simpler - reduce cost /unit

Move off balance sheet (retail)

Celebrating... 50 Years of Success

10 Analyst Day November 14, 2003

MSOs’ “All Digital” Drivers (cont.)

Conditional Access

Move from proprietary duopoly to interoperability

FCC “Plug and play” requirements for cable CE

Digital TVs with set-back decryption interface

One-way spec done, high-end TVs announced

Two-way spec work in progress

Celebrating... 50 Years of Success

11 Analyst Day November 14, 2003

“All Digital”
Considerations

But . . .

Retain some analog channels

“No box” advantage over DBS

All IP or MPEG/DOCSIS/IP hybrid?

Large installed base

Don’t want to strand capital

Customer impact of massive box swap

Celebrating... 50 Years of Success

12 Analyst Day November 14, 2003

“All Digital”
Considerations (cont.)

Transition to new set-tops

Interoperable conditional access, &/or

Simulcast - spectrum burden, but

Do with MPEG-4 for greater spectrum
efficiency

Use PVR, interactivity, etc to incent customers
to move to new box

Celebrating... 50 Years of Success

13 Analyst Day November 14, 2003

FTTx

Costs approaching traditional architectures

Greenfield builds

Domestic (94 communities in U.S.)

International

SME

BOCs’ Joint RFP

How quickly deploy?

Unified approach within coalition?

Aggressive deployment could spur defensive
deployment by MSOs

Celebrating... 50 Years of Success

14 Analyst Day November 14, 2003

Summary

As Advanced Services continue to grow

Bandwidth pressures will grow

Network complexity will increase

Operators will continue to segment networks,
move toward “All Digital”, evolve to FTTx

C-COR Products, Software, and Services are
positioned to support operator needs going
forward

Broadband Communications Products

Analysts Day

November 14, 2003

Celebrating... 50 Years of Success

2 Analyst Day November 14, 2003

Agenda

BCP Division History and Overview

Track Record of Performance

Revenue Mix

Global Footprint

Our Business Today

A Look Forward

Capitalizing on Opportunities

Impact of Digital Services

Growth Drivers

Optical Ethernet

Business Environment

Celebrating... 50 Years of Success

•

•

•

–

–

–

–

•

3 Analyst Day November 14, 2003

A Track Record of Performance

Acquired ADC Broadband Communications –
August 2001

Acquired Philips Broadband Networks –
September 2002

Consolidated operations during FY 2003

Consolidated Facilities

Reduced headcount from ~1100 to ~760

Reduced operating expenses ~25%

Inventory management programs implemented

Current contribution margins of ~20%

Celebrating... 50 Years of Success

5%
4%
2%
3%
86%
2002 Actual
Domestic
Canada
Latin America
Europe
Asia
11%
16%
2%
3%
68%
2003 Actual
15%
14%
3%
4%
64%
2004 Forecast

4 Analyst Day November 14, 2003

Revenue Mix

TAIWAN

VIETNAM

MALAYSIA

INDONESIA

PHILIPPINES

MONTREAL, QUEBEC

CANADA

ISRAEL

CHINA

CHINA

MEXICO

BAHAMAS

PUERTO RICO

CHILE

CHONGQING

CHINA

GUANGZHOU

CHINA

BEIJING

CHINA

KUWAIT

SWITZERLAND

POLAND

SLOVENIA

ROMANIA

SERBIA

BULGARIA

U.A.E.

NORWAY

LOUVIERS

FRANCE

C-COR Offices

Key Channel Partners

SEOUL

KOREA

Global Footprint

SINGAPORE

SHANGHAI

CHINA

INDIA

TOKYO

JAPAN

HONG KONG

MELBOURNE

AUSTRALIA

NEW ZEALAND

TORONTO, ONTARIO
CANADA

STATE COLLEGE PA

(CORP HQ)

MERIDEN CT

(BCP HQ)

LISBON

PORTUGAL

NUREMBERG

GERMANY

KLAGENFURT

AUSTRIA

MOSCOW

RUSSIA

HUNGARY

MADRID

SPAIN

ALMERE

NETHERLANDS

LONDON

UK

SWEDEN

BRAZIL

TIJUANA

MEXICO

ARGENTINA

Africa

Australia

Europe

USA

South

America

Canada

Middle East

Asia

Celebrating... 50 Years of Success

6 Analyst Day November 14, 2003

Agenda

BCP Division History and Overview

Track Record of Performance

Revenue Mix

Global Footprint

Our Business Today

A Look Forward

Capitalizing on Opportunities

Impact of Digital Services

Growth Drivers

Optical Ethernet

Business Environment

Adelphia

Cablevision

Charter

Comcast

Cox

Time Warner

C-COR Offices

Key Channel Partners

North America:  United States of America

STATE COLLEGE PA

(CORP HQ)

MERIDEN CT

(BCP HQ)

USA

C-COR Offices

Key Channel Partners

Europe:  Spain and the U.K.

MADRID

SPAIN

LONDON

UK

Europe

TAIWAN

SHENZHEN

CHINA

HUNAN

CHINA

JIANGSU

CHINA

TIAIJIN

CHINA

SHANGXI

CHINA

HUBEI

CHINA

LIAO NING

CHINA

CHONGQING

CHINA

GUANGZHOU

CHINA

BEIJING

CHINA

SHANGHAI

CHINA

HONG KONG

Asia

C-COR Offices

Key Channel Partners

Asia:  China

C-COR Offices

Key Channel Partners

Australia

MELBOURNE

AUSTRALIA

NEW ZEALAND

Australia

Celebrating... 50 Years of Success

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11 Analyst Day November 14, 2003

Capitalizing on Opportunities

AMER

EMEA

APAC

Metro-Access Products:

FTT maX Portfolio

CHP Max5000 1310/1550nm Transmitters

CHP Max5000 Dual Receiver

CHP GigE Max

Opti Max4000 Fully Segmentable Node

Opti Max1000 Fiber Deep Node

Metro-Core Products:

DV6000 10/100 BaseT Ethernet Tributary and Switch

DV6000 DAP4 Combined Optics and Controller

DV6000 Sonet/SDH Optical Transceiver

DV6000 Multi-port DVB/ASI and SMPTE 310M Interface

Recent Product Introductions

Celebrating... 50 Years of Success

12 Analyst Day November 14, 2003

Agenda

BCP Division History and Overview

Track Record of Performance

Revenue Mix

Global Footprint

Our Business Today

A Look Forward

Capitalizing on Opportunities

Impact of Digital Services

Growth Drivers

Optical Ethernet

Business Environment

Celebrating... 50 Years of Success

–
–
·
·
–

–
·
–
·
–
·

13 Analyst Day November 14, 2003

VoD

HSD

10/100BaseT, GigE, and 10GigE for retail, and corporate LAN
extensions into MAN/WAN

10GigE, OC-1/12 for head-end-to-head-end, head-end-to-hub, ISP
POP, ASP Data Center and POP to POP interconnects

Digital Transport and Distribution

New Growth
Drivers:

FY03 – FY07

Video Entertainment

Broadcast/narrowcast video with HFC and RF amplifiers

HE digital interconnect/consolidation

Digital video transport

Contribution quality video, digital interconnect

Tariffed Video

Historical
Growth Drivers:

Existing
Businesses

BCP Growth Drivers

Celebrating... 50 Years of Success

14 Analyst Day November 14, 2003

C-COR’s Voice, Video and Data Portfolio

Video File
Server

Metro-Core

>100km

VoIP

VoIP

DV6000

DV6000

Cable Modem

Router

Set Top Box

Cable Modem

Hub 2

DV6300

DV6000

CHP Max5000

HFC Network

Metro-Access

<100km

Telephone

CO

Multi-Tenant Unit

Single Family

Business

VoIP

Gateway

CHP Max5000

Opti Max1000

Hub 1

Base Band

IF QAM

DVBASI

CHP Max5000

GbE

Internet

POP

Master

Headend

Headend

LAN

Opti Max4000

Celebrating... 50 Years of Success

ADM

15 Analyst Day November 14, 2003

C-COR’s Voice, Video and Data Portfolio

Video File
Server

Metro-Core

>100km

FTT maX Network

Metro-Access

<100km

DV6000

DV6000

bizGEAR

Router

1490/1310

Voice & Data
EPON

RF Video
PON

1550/1310

+

EDFA

GbE

GbE

Multi-Tenant Unit

Single Family

Business

CHP Max5000

Hub

Base Band

IF QAM

DVBASI

CHP Max5000

GbE

edgeGEAR

DS3

Internet

POP

DV6300

DV6000

Telephone

CO

Master

Headend

Headend

VoIP

Gateway

LAN

mduGEAR

homeGEAR

Celebrating... 50 Years of Success

16 Analyst Day November 14, 2003

Why Optical Ethernet?

Simple and Reliable

Passive design

Ethernet, most successful communications technology in the
last 25 years

Scalable and Secure

Most scalable design – 10MB, 100MB, 1000MB, 10000MB

Today, Single Mode fiber can easily carry 40GBIT over one
wavelength

Cost Effective

Fiber optic cable is the only future proof communications
medium

Eliminates field electronics and expensive controlled
environmental vaults to house electronics

Celebrating... 50 Years of Success

▪

–

–

▪

–

▪

▪

–

–

17 Analyst Day November 14, 2003

Business Environment

Business Environment

Internationally- Governments are investing heavily in broadband infrastructure; competitive advantage

Domestically- Government is starting to show interest in
encouraging broadband

Marketplace

Solutions must meet today’s supported services and expand to future requirements

TDM Voice / IP Voice

RF Video / IP Video

Scalability is the key

Economics is king

Celebrating... 50 Years of Success

18 Analyst Day November 14, 2003

Summary

The last year was a year of market and
industry contraction that was met head-on by
C-COR

Operating expenses are clearly in line

Product development continues to track
market and application evolution with
expanding focus on digital applications

Huge installed base provides a solid platform
for new and expanding growth opportunities

Celebrating... 50 Years of Success

19 Analyst Day November 14, 2003

Broadband Communications Products

Thank You

November 14, 2003

C-COR

Analyst Day 2003

November 2003

Horacio Facca

VP, Marketing & Business Development

BCP Division

Celebrating... 50 Years of Success

2 Analyst Day November 14, 2003

Market Drivers

Greenfield scenarios where civil work is precursor of service deployment

Co-existence with widespread HFC infrastructure

Operators desire to target SMEs (small and medium enterprises) space

Common infrastructure to target both residential and SME customers

HFC extension in terms of:

Driving fiber deeper in the network

Adopting greater QoS

Pre-packaging tiers of service

Bundling triple play services

Celebrating... 50 Years of Success

ADM

3 Analyst Day November 14, 2003

C-COR’s Voice, Video and Data Portfolio

Video File
Server

Metro-Core

>100km

FTTmaX Network

Metro-Access

<100km

DV6000

DV6000

bizGEAR

Router

1490/1310

Voice & Data
EPON

RF Video
PON

1550/1310

+

EDFA

GbE

GbE

Multi-Tenant Unit

Single Family

Business

CHP Max5000

Hub

Base Band

IF QAM

DVBASI

CHP Max5000

GbE

edgeGEAR

DS3

Internet

POP

DV6300

DV6000

Telephone

CO

Master

Headend

Headend

VoIP

Gateway

LAN

mduGEAR

homeGEAR

Celebrating... 50 Years of Success

ONU-specific packet
ONU
ONU
ONU
OLT
Splitter
ONU-specific packet
Variable length packets
IEEE 802.3 format

Downstream Frame
1
3
3
1
N
2
1
Synchronization Marker
Error detection field
Payload
Header
Variable-Length Packet

4 Analyst Day November 14, 2003

Downstream Traffic Flow in an Ethernet PON

Fixed interval frames carry multiple
variable length packets

Synchronization marker at front of each
frame provides clocking info

Each packet is designated for a specific
ONU

Broadcasts data downstream to all ONUs

Header (MAC addresses) indicates whether
data is intended for ONU-1, ONU-2, etc

ONU accepts designated packets and
discards the rest

Not different from any shared-medium
Ethernet LAN

Celebrating... 50 Years of Success

ONU
End User 1
1
OLT
1 2 3
Splitter
2
ONU
End User 2
3
ONU
End User 3
Variable length packets
IEEE 802.3 format

Upstream frame (2 ms)
ONU-specific time slots
1 2 3 4 N 1 2 3 4 N 1 2 3 4 N
Upstream
ONU-4 Time-Slot
Header
Payload
Error detection field
Variable-Length Packet

5 Analyst Day November 14, 2003

Upstream Traffic Flow in an Ethernet PON

Upstream traffic is segmented into
frames

Statistical multiplexing is achieved by
adjusting the timeslot size to the
amount of available data

Each ONU has a dedicated time slot
within each upstream frame

ONUs transmit data upstream to the
OLT in ONU-specific timeslots using
time division multiplexing

Synchronized time slots prevent
collisions between upstream packets.

Celebrating... 50 Years of Success

GEMS

6 Analyst Day November 14, 2003

Gigabit Ethernet Passive Optical Network (EPON)

Carrier Class NEBS Compliant

Full service Voice, Data, Video capability

Complete system redundancy

Multiple Network Interface Cards

Point and click GUI for bandwidth and service
provisioning

Gigabit Element Management System  (GEMStm)

FTTmaX Product Family

homeGEAR(tm)

edgeGEAR 2000(tm)

aceGEAR(tm)

bizGEAR(tm)

1000

Ultra

Remote Access Concentrator

Ultra

200

Media converter

MDU

Residence

Business

Celebrating... 50 Years of Success

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-
-
-
-
-
-

7 Analyst Day November 14, 2003

Conclusion

The FTTmaX from C-COR is the ideal FTTX solution

Simultaneously supports Voice, Data, and RF / IP Video with a low cost per
Mbps converged service delivery – complements existing C-COR platforms

Versatile architecture covers FTTB, FTTC, and FTTH applications

EPON solution that covers all needs - Home, Business, and MDU from one
PON, and one chassis all managed by advanced EMS

Carrier class platform with redundant configurations

Temperature hardened ONUs optimized for flexible, rapid deployment

BW Management in 64 Kbps increments and min/max BW per VLAN in downstream/upstream directions

Supports True QoS, SLA, prioritization within VLAN and between VLANs

Celebrating... 50 Years of Success

8 Analyst Day November 14, 2003

C-COR

Thanks!

November 2003

Celebrating... 50 Years of Success

9 Analyst Day November 14, 2003

Primary Types of Passive Optical Networks

Ethernet in the First Mile (EFM)
Initiative – Sept. 2001

Developed in 2000-2001

Spearheaded by start-ups

Data, Voice and Video

Business and Residential

Gigabit per Second Bandwidth

Addresses limitations of ATM PONs

IP Protocol transparent

EPON approved as standards
objective- IEEE EFM Work Group

Full Service Access Network (FSAN)
Initiative 1988

Developed in mid-1990s

Group of 20 large carriers

Data and Voice only

FSAN focus on Residential

Megabit per Second Bandwidth

Complex, expensive, limited bandwidth
– fixed 55 byte ATM cells

Protocol conversion required

ITU Standard G.983

Ethernet PON

ATM PON

Celebrating... 50 Years of Success

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▪

▪

▪

▪

▪

▪

▪

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▪

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10 Analyst Day November 14, 2003

Key Differences Between EPON and APON

IEEE 802.3 Protocols

Variable length packets

Up to 1,518 bytes / packet,
segmentation not used.

Variable 64 -1,500 bytes

18 bytes of overhead

Broadcasts data downstream in
Ethernet packets

Transmits packets upstream in
timeslots using TDM

ITU-T Rec. G.983

Fixed length cells

Up to 53 bytes / cell, segmentation
used for all IP

48 byte payload

5 bytes of overhead

Broadcasts data downstream in
ATM cells

Transmits cells upstream in
timeslots using TDMA

Ethernet PON

ATM PON

C-COR

Analyst Day 2003

Broadband Network Services

Paul E. Janson

November 2003

Celebrating... 50 Years of Success

▪

2 Analyst Day November 14, 2003

Mission Statement

Broadband Network Services
provides hands-on technical
expertise for the advanced
broadband network world.

Celebrating... 50 Years of Success

3 Analyst Day November 14, 2003

Organizational Structure

BNS operates under four separate yet

complementary business units, currently

employing in excess of 450 skilled technicians.

Outside Plant

Primarily Cable, CLEC, IXC, Public / Private Sector

(developers-FTTH)

Network Integration

All areas of the telecommunications space

Network Design/Field Engineering

Primarily Cable

Outsourced Operational Services

Voice, Video, and HSD end user installation services

Celebrating... 50 Years of Success

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4 Analyst Day November 14, 2003

Outside Plant

Node certification/Optimization/POP,
Ingress mitigation, Forward/Reverse
Sweep, Project Management, Project QA,
Broadband technicians, Fiber splicing &
testing, Network Operation & Maintenance,
Noise Power Ratio Testing, Construction
services, Permitting/Traffic control plans,
Wireless cell construction.

Proactive Outsourced Maintenance

Celebrating... 50 Years of Success

LEVERAGE	Partnerships: - Ciena/ONI - Nortel - Cisco - IBM - EDS - Lucent	- C-Cor - Echostar - Fujitsu	- Raytheon/GD/Lockheed - Engineering Firms - Minority Firms
INTEGRATION GROWTH	Telecom Services: • ILECs - SBC - BellSouth - Verizon - Qwest • IXCs - Qwest - Level 3 - Sprint • CLECs - XO - ICG • DLECs - Qwest - CoVad • RLECs - Alltel - CenturyTel • Wireless - Cellular - WIFI - FSO • Services - Planning, EF&I - Ops	Enterprise Services: • MDU - Condos/Apt - Property Developers • Campus - University - Private/Public Corp • Hospitality - Hotels - Convention Centers • Financial Sector - Brokerages - Banking - Trade Floors • New Construction - ISP - LAN/WAN - Architects & GC • Upgrades & MACs - Renovations - Relocates & Setup	Government Services: • Airports - FAA - City • DOD - Bases - Offices • Federal - Facilities - Homeland Security - VA, etc. • State - DOT - Education • Municipal - FTTx - Maintenance - Planning
FOUNDATION	Traditional Services: • Cable Industry EF & I Services - Headends - OTN & PODS - Stat Monitoring	- Design - Planning - Outsourcing	- OSP

C-COR 50 1953-2003

5 Analyst Day November 14, 2003

Network Integration Client Space

Celebrating... 50 Years of Success

6 Analyst Day November 14, 2003

Planning

Assessing Technical Requirements &
Solutions

Business & Network Consulting

Product Development & Deployment Planning

Network Applications Audit & Assessment

Network Optimization

Independent Technology Evaluation

Network Security Audit & Assessment

Co-location Transport Strategy & Planning

Capacity Audit and Modeling

Engineering

Integrating New Technology & Solutions

Network Design

            - TDM & Wavelength Networks

            - HFC & Digital Video Networks

            - Ethernet & IP Networks

            - Hosting & ASP Solutions

            - Enterprise LAN/WAN/MAN/SAN Solutions

            - Wireless Cellular & WiFi Networks

Network Infrastructure Design (Headends/COs)

Operations Architecture Design

Backbone & Backhaul Network Design

Implementation

Rapid Deployment of Solutions

Procurement

Staging & Testing

Project Management

Installation

Integration & Testing

Upgrades

Network Security Implementation

QA & QC Inspections

Operations

Solutions to Optimize Network Performance

Network Operations Consulting & Optimization

Network Auditing & Databasing

Staff Augmentation (Long & Short Term)

Network Field Maintenance

Outsourced NOC & TAC Operations

Outsourced Provisioning Operations

Crisis Management Deployment

SLA Management

Celebrating... 50 Years of Success

7 Analyst Day November 14, 2003

Deployment Skill Sets

Deployment:

DC & AC Power

Timing & Synchronization

Inside Plant Wiring (coax, fiber,
copper)

Monitoring Network

ADM Installation & Turn Up

DWDM Installation & Turn Up

ATM/FR Installation & Turn Up

Voice (Packet or Switched)

Cable/Video Networks (A, D or IP)

Ethernet/IP Networks/HSD

Telcordia Compliance

Vendor Relationships:

C-COR

SA

Motorola

Cisco

Nortel

Lucent

Ciena/ONI

Sorrento

Fujitsu

Alcatel

Tellabs

Juniper

View Now, SeaChange, etc.

And many more…

Celebrating... 50 Years of Success

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–

8 Analyst Day November 14, 2003

Network Design/Field Engineering

Walk-Out, Strand Digitizing (AutoCAD &
MicroStation), RF Design (Lode, Focus
(95, 98, 01,03 – Intelligent Strand and
Map Conversions) Electronic Network
Drafting, Design QC, Fiber Design (HFC,
FFTx, PON), Fiber Drafting &
Documentation, System Data Archiving.

Outsourced Design services (legacy capex)

Celebrating... 50 Years of Success

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–

9 Analyst Day November 14, 2003

Outsourced Operational Services

Residential / Commercial Installation
(Voice, Video & HSD), Audit, Drop Swap,
Converter deployments, Full System
Outsourcing, etc.

Residential / Commercial Data Network
wiring solutions

Celebrating... 50 Years of Success

•

•

•

•

10 Analyst Day November 14, 2003

Capex to Opex

During Fiscal 2002 BNS derived 100% of

revenue from our clients Capex budgets.

During Fiscal 2004 we will derive ~74% from

the Capex side and 26% from the Opex side

of our clients budgets.

During Fiscal 2002 BNS derived 100% of

revenue from the top tier cable MSO’s

During Fiscal 2004 BNS will derive 69% of

revenue from the top tier cable MSO’s and

31% from the more broadly defined

telecommunications space.

Celebrating... 50 Years of Success

11 Analyst Day November 14, 2003

Worldbridge Broadband Services

Outsourced

Proactive

Maintenance

Celebrating... 50 Years of Success

12 Analyst Day November 14, 2003

C-COR 50 1953 - 2003

Outsourced Maintenance
Topics Of Discussion

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The Guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

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- 
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13 Analyst Day November 14, 2003

Outsourced Maintenance
Topics Of Discussion

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The Guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

14 Analyst Day November 14, 2003

Why Outsource?

Preventative Maintenance today

Critical for real time services

Day-to-day realities, service calls come first

Less PM -> higher Service Call % -> less PM -> . . .

Workload

Volume (vicious cycle syndrome)

Changing nature of service expectations from customers

MSOs continue to “rightsize” their operations, impacting
staffing requirements

Skilled technical labor

Increasingly difficult to find and retain qualified personnel

Broadband services will grow by 102% over the next 5 years

Outsourced Maintenance plan does not need to displace the
existing workforce

Celebrating... 50 Years of Success

15 Analyst Day November 14, 2003

Why Outsource?

Focus on customer satisfaction/retention

Do you want customer contact handled by contractors?

In-house staff freed up for the continuing evolution of
customer contact visits

Meeting PM plan improves service quality

Positive P&L Impact

Improved PM reduces Service Call % / truck rolls

Existing Service Call % of > 30%, we can reduce by 20%

Outsourcing costs known, can be budgeted and
controlled

Examples of other outsourcing expense savings:

Celebrating... 50 Years of Success

16 Analyst Day November 14, 2003

Why Outsource?

Expense side savings:

Recruiting  and Hiring

Holidays / vacation / sick time

401k Contributions

Payroll Administration

Life Insurance

Medical and Health Insurance

Unemployment Workers Compensation

Vehicles capital / expense

Equipment depreciation / amortization

Tools / Test Equipment

Technical Training

Unemployment labor issues

Employee Opportunity costs

Management

Burden and Overhead

Outsourcing Benefits

By outsourcing to Worldbridge
you eliminate many of the costs
associated with having direct
employees. In addition, you
benefit from the wealth of
experience and expertise of the
collective labor force of more
than 400 technicians and
engineers at Worldbridge.

Celebrating... 50 Years of Success

17 Analyst Day November 14, 2003

Why Outsource?

Other benefits

Provides ability to scale rapidly and increase or
decrease manpower as needed.

Provides immediate access to a large, flexible labor
pool with varied and up to date skill sets.

Worldbridge will provide comprehensive training to
your employees at cost while working in your
network.

Celebrating... 50 Years of Success

18 Analyst Day November 14, 2003

Outsourced Maintenance
Topics Of Discussion

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The Guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

19 Analyst Day November 14, 2003

Why Worldbridge?

Skilled flexible workforce

Proven track record with all major MSOs

Technicians average 10 years experience in the industry

Competitive with your current cost structure

National Presence

400+ employees, largest outsourcing company serving the
broadband industry

C-COR foundation

We understand broadband networks and system tech ops

Ample financial backing for the long haul

Outsourced PM Experience (MediaCom,
Adelphia, Charter)

Celebrating... 50 Years of Success

20 Analyst Day November 14, 2003

Why Worldbridge?

                  Plus - We’ll Train Your Technicians While
                           We Work In Your System - At Cost!

Instruction on Forward and Reverse Plant Maintenance and
Troubleshooting Utilizing Current State of the Art Techniques and
Test Equipment

Up to Date Training on Forward and Reverse Activation,  Sweep
and Balance Using Test Equipment Specified by Client

Ingress Testing and Repair

Fiber Optic Testing, Maintenance and Emergency Restoration

Field Training for Technicians at all Levels - From the Beginner to
the Journeyman.

Depending on size and length of project, this may be provided at cost

Celebrating... 50 Years of Success

21 Analyst Day November 14, 2003

Outsourced Maintenance
Topics Of Discussion

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The Guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

22 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
The Process

Evaluate System Requirements

Visit with local management and develop thorough
understanding of system needs.

Develop logical plan that focuses on achieving operator’s
goals as quickly and as cost efficiently as possible

Work with you to insure that you outsource only what you
need, when you need it.

Develop work flow and work demand strategy that allows
us to plan in advance for operator’s changing labor
requirements.

Allows us to place the right people in your system with the
specific skill sets that fit the systems current requirements.

Celebrating... 50 Years of Success

❖

❖

❖

23 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
The Process

Insure Compliance with Operator’s Standards

Gain thorough understanding of client’s work
processes and standards and teach them to our
employees before work starts so that compliance
occurs on day one

Monitor Worldbridge employees’ compliance
Daily/Weekly/Monthly

Work with client to insure that any changes in
standards are passed along to Worldbridge
employees in timely manner

Celebrating... 50 Years of Success

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24 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
The Process

Create Action Plan to Reduce Service Calls

Collect system benchmark MTR – outage, MTR – Service
calls, outage by class, etc.

Experienced Worldbridge technicians ride and work with
system technicians during first week in order to
understand how training needs to be structured.

Create and suggest / implement comprehensive training
program to strengthen employee skill sets and on-job
efficiency.

Celebrating... 50 Years of Success

25 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
The Process

Create Action Plan to Reduce Service Calls

After evaluation of service call & call back ratio’s, and data collected during ride out with system technicians, provide
client with projected improvement ratio’s .

Action plan to free up service technicians to help in call
centers with training / support for CSR to help reduce
service call truck rolls (VCR, Digital Set Top, Modem
questions, etc.).

Develop group goals between customer service and
maintenance to build team effort.

Meet with each applicable department and explain action
plan and discuss the impact on their department and how
they can help this project succeed.

Celebrating... 50 Years of Success

26 Analyst Day November 14, 2003

Outsourced Maintenance
Topics Of Discussion

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The Guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

- 
- 
- 
- 
- 
-

27 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
Cost and Efficiency Analysis

What Will It Buy Me?

Reduce service calls

Bring service call lead times in line with company
standards.

Free up system techs to perform retention-orientated
customer contact calls (High end installs).

Improve customer satisfaction.

Reduce and stabilize maintenance cost per subscriber.

System techs gain valuable skill sets and improved
efficiency.

Celebrating... 50 Years of Success

28 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
Cost and Efficiency Analysis

The Worldbridge Experience:

Assumed all field operations in 5 systems.

Increased output from 4 jobs per day to 13.5

Reduced staff requirements by 45% from pre Worldbridge
engagement while simultaneously taking over operations in 6
more systems.

Increased worker productivity roughly 400% and lowered payroll cost by 23% even while adding payroll incentives.

Dropped repeat trouble calls 90%.

Dropped annualized service call ratio from 29% to 12.5%

Lowered T/C’s from 5 days out to same day in first OTN.

Celebrating... 50 Years of Success

29 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
Cost and Efficiency Analysis

What Will It Buy Me?

The Following Data Makes These Assumptions:

Customers: 250,000

Number of Service Calls Monthly: 6250

Annualized Service Call Rate: 30.00%

Cost Per Truck Roll: $87.50*

            * CED magazine places this number between $65 - $150 depending on MSO reported.

Expense of Truck Rolls Monthly: $546,875

Number of Calls Per Day Per Technician: 10

Work Days Per Month Per Technician: 22

Celebrating... 50 Years of Success

Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
Month 9
Month 10
Month 11
Month 12
Month 13
Month 14
Month 15
Month 16
Month 17
Month 18
Month 19
Month 20
Month 21
Month 22
Month 23
Month 24

P&L Worksheet

30 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
Cost and Efficiency Analysis

Cumulative Expense/Savings 1 year Contract

$(200,000)

$-

$200,000

$400,000

$600,000

$800,000

$1,000,000

$1,200,000

$1,400,000

$1,600,000

$1,800,000

Celebrating... 50 Years of Success

Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
Month 9
Month 10
Month 11
Month 12
Month 13
Month 14
Month 15
Month 16
Month 17
Month 18
Month 19
Month 20
Month 21
Month 22
Month 23
Month 24

Microsoft Excel Worksheet

31 Analyst Day November 14, 2003

The Worldbridge Outsourcing Program
Cost and Efficiency Analysis

Cumulative Expense/Savings 2 year Contract

$(200,000)

$(100,000)

$-

$100,000

$200,000

$300,000

$400,000

$500,000

$600,000

$700,000

$800,000

$900,000

$1,000,000

$1,100,000

$1,200,000

$1,300,000

$1,400,000

$1,500,000

$1,600,000

$1,700,000

$1,800,000

$1,900,000

$2,000,000

Celebrating... 50 Years of Success

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- ❖
- ❖
- ❖
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⇨

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32 Analyst Day November 14, 2003

C-COR 1953 - 2003

Outsourced Maintenance
Topics Of Discussion

Worldbridge Background

Why Outsource?

Why Worldbridge?

The Process

Cost & Efficiency Analysis

The guarantee

Appendix – Sample Program Options

Celebrating... 50 Years of Success

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- 
-

33 Analyst Day November 14, 2003

The Guarantee

We develop with you a plan to improve on
current benchmarks of service performance.

A substantial portion of our rate is rebated if
we don’t achieve the agreed upon
improvement.

Like you, we (and our employees) have
“some skin in the game”

Celebrating... 50 Years of Success

34 Analyst Day November 14, 2003

Summary

We can save you millions on the opex side.

We provide a price sensitive / performance
based guarantee.

We provide the ability to take back your high
end installs.

Celebrating... 50 Years of Success

Adelphia

TIME WARNER TELECOM

AT&T

AOL Time Warner

INSIGHT COMMUNICATIONS

Qwest ride the light

SERVICE ELECTRIC CABLE TV & COMMUNICATIONS

Level(3) COMMUNICATIONS

CABLEVISION

IBM

Midcontinent MEDIA

Grande INTERNET | PHONE | CABLE For you, the world.

Charter COMMUNICATIONS

Sorrento NETWORKS

Mediacom

NORTEL NETWORKS

COX COMMUNICATIONS

CORNING Discovering Beyond Imagination

CISCO SYSTEMS EMPOWERING THE

BLUE RIDGE COMMUNICATIONS

8th US Army

ICG Communications

RCN

FUJITSU

comcast

XO

American Fiber Systems

TELE-MEDIA

Cablemás ...más para ti!!

ARMSTRONG ONE WIRE. INFINITE POSSIBILITIES.

bright house NETWORKS

Key Worldbridge (BNS) Customers

8th US Army

C-COR
Broadband Management Solutions

Analysts Day

November 2003

Celebrating... 50 Years of Success

2 Analyst Day November 14, 2003

Division Overview

Our offering to the broadband network
operators:

One stop shopping for next generation operations
support systems (OSS)

Proactive services management capability

Build, buy, partner for best-of-class solution suite

Software-based systems fully integrated with our
customers complex digital networks, BSS and
other enterprise applications

Celebrating... 50 Years of Success

3 Analyst Day November 14, 2003

Division Background

BMS is a key component of C-COR’s

            5 Year Strategic Plan created in 1998

Division comprised of a combination of acquisition & organic activities

Convergence & MobileFORCE acquisitions

Software development & delivery teams created to enhance
and integrate acquired products

Headquarters in Pleasanton, CA

Total staff of 70 people

Division has been focused on North American customer
opportunities

Celebrating... 50 Years of Success

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–

–

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–

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–

»

4 Analyst Day November 14, 2003

Broadband Management Solutions

Our value proposition to the broadband
service provider marketplace:

Improved operating results

Reduced operating expenses

Headcount & service infrastructure

Service calls & truck rolls

Improved customer experience

Reduced customer churn

Improved service performance

Reduced revenue loss

Fewer and shorter service impacting events

Celebrating… 50 Years of Success

5 Analyst Day November 14, 2003

BMS Customers

Celebrating... 50 Years of Success

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  - –
-
-
-
-
-

6 Analyst Day November 14, 2003

Division Strategy

Capture the next wave of spending

Shift from “build” to “operate”

Build-buy-partner to provide comprehensive
operations support solutions

Solutions which provide information to
proactively manage multi-service delivery

Take on the integration challenge

Leverage C-COR HFC knowledge

Leverage C-COR customer position

Celebrating... 50 Years of Success

7 Analyst Day November 14, 2003

The BMS Opportunity

Significant market opportunity

280 domestic targets

Broadband cable systems with >50,000 subs

Targeted international customers

Substantial BMS sales pipeline

Significant win rate

We are first mover in the space

Celebrating... 50 Years of Success

8 Analyst Day November 14, 2003

Competitive Differentiators

Integrated solution suite vs. point products

Business model flexibility

Enterprise integration strategy & capability

Organization

Experience

Market presence

First mover with satisfied customers

Celebrating... 50 Years of Success

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•

•

–

–

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9 Analyst Day November 14, 2003

BMS Business Model

Flexible Offerings

Enterprise owned & operated (one time licensing)

Application service provider (ASP)

Product delivery & integration revenues

Recurring revenues

ASP

Maintenance & support

New product releases

Integration & professional services

Celebrating… 50 Years of Success

ISM Integrated Services Management

–

–

–

ISM Network Service Manager

ISM Network Configuration Manager

ISM Mobile Workforce Manager

C-COR 50 1953 - 2003

10 Analyst Day November 14, 2003

Suite of modular, integrated operations
management products

Network Service Manager

Network Configuration Manager

Mobile Workforce Manager

Celebrating... 50 Years of Success

ISM Network Service Manager

11 Analyst Day November 14, 2003

Network Service Manager

Provides proactive monitoring of entire HFC
network (headend to customer premise)

Video, data & voice service infrastructure

Detects, correlates and predicts service
impacting events

Increases service availability to customers

Reduces customer service calls

Reduces truck rolls

Celebrating... 50 Years of Success

ISM Network Configuration Manager

12 Analyst Day November 14, 2003

Network Configuration Manager

Creates a central repository for all HFC asset
and connectivity information

Inside plant, outside plant and customer premise

Video, data & voice service infrastructure

Allows for logical representation of physical
plant data relationships

Utilized by NSM to perform root cause analysis

Provides tools to manage changes to the
physical network

Celebrating... 50 Years of Success

ISM Mobile Workforce Manager

13 Analyst Day November 14, 2003

Mobile Workforce Manager

Provides global management for all customer
and infrastructure related work order events

Empowers the mobile workforce with real-time
information and a paperless environment

Allows real-time adjustment to customer
priorities and impact scenarios

Tightly integrated with enterprise systems

Celebrating... 50 Years of Success

Integrated Services Management
Browser Based User Interface
Network Service Manager
Mobile Workforce Manager
Network Configuration Manager
Others
XML Frame Work and Mediation Bus
Telephony Adapters BLIF, E911, LSR, PIC/CARE
Special Adapters CORBA, SNMP, LDAP
IP Data Adapters Router, Switches
SMS Adapters Convergys, CSG, DST
Controllers Adapters DNCS, DAC, CMTS

14 Analyst Day November 14, 2003

Adapters

Integration

Common GUI

Full Suite

Celebrating... 50 Years of Success

15 Analyst Day November 14, 2003

Questions

Celebrating... 50 Years of Success

16 Analyst Day November 14, 2003

System Demonstration

C-COR

Financial Overview

November 2003

Celebrating… 50 Years of Success

2 Analyst Day November 14, 2003

C-COR 1953 - 2003

Agenda

Balance Sheet Trends

Income Statement Trends

Summary

Celebrating... 50 Years of Success

6
5.5
5
4.5
4
3.5
3
2.5
2
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

3 Analyst Day November 14, 2003

Inventory Turnover-Annualized

Adjusted to eliminate effect of E&O reserve additions and
reversals and nonrecurring warranty settlement

Celebrating... 50 Years of Success

90.0
85.0
80.0
75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

4 Analyst Day November 14, 2003

Days Sales Outstanding (DSO’s)

Celebrating... 50 Years of Success

Adelphia Recovery
50
40
30
20
10
0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

5 Analyst Day November 14, 2003

Cash Position

Includes restricted cash related to letters of credit

Celebrating... 50 Years of Success

6 Analyst Day November 14, 2003

Deferred Tax Assets

Subject to various state rules

    $16.4M

    $16.4M

US State

    $89.1M

      $6.9M

    $65.8M

Gross Deferred
Tax Assets

(less Liabilities)

    $89.1M

TOTAL

Available for credit against
current income

      $6.9M

Foreign
Operations

Expire, if unused, between 2011
and 2023

    $65.8M

US Federal

Comments

Valuation
Allowance

Celebrating... 50 Years of Success

CONSOLIDATED BALANCE SHEET
(In thousands of dollars)

	Sep 26, 2003
ASSETS	
CURRENT ASSETS:	
Cash and cash equivalents (includes $2,300 restricted cash)	$ 31,277
Accounts receivable	37,622
Inventories	26,520
Other current assets	3,444
TOTAL CURRENT ASSETS	98,863
PROPERTY, PLANT and EQUIPMENT	22,467
GOODWILL	15,034
OTHER INTANGIBLE ASSETS, NET	3,386
DEFERRED TAXES	518
OTHER LONG-TERM ASSETS	3,022
TOTAL	$ 143,290
LIABILITIES AND SHAREHOLDERS' EQUITY	
CURRENT LIABILITIES:	
Accounts payable	$ 18,135
Accrued liabilities	34,576
Deferred taxes	533
Current portion of long-term debt	171
TOTAL CURRENT LIABILITIES	53,415
LONG-TERM DEBT	895
OTHER LONG-TERM LIABILITIES	2,220
SHAREHOLDERS' EQUITY	86,760
TOTAL	$ 143,290

7 Analyst Day November 14, 2003

Balance Sheet, 9/26/03

Celebrating... 50 Years of Success

60.0
55.0
50.0
45.0
40.0
35.0
30.0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

8 Analyst Day November 14, 2003

Revenue Trends

Celebrating... 50 Years of Success

31.0
29.0
27.0
25.0
23.0
21.0
19.0
17.0
15.0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

9 Analyst Day November 14, 2003

Gross Margin Trends

Adjusted to eliminate effect of E&O reserve additions and
reversals and nonrecurring warranty settlement

Celebrating... 50 Years of Success

22.0
20.0
18.0
16.0
14.0
12.0
10.0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

10 Analyst Day November 14, 2003

Operating Expense Trends

Adjusted to eliminate goodwill impairment, restructuring and in-
process R&D charges, the recovery of reserved receivables and nonrecurring liability settlement

Celebrating... 50 Years of Success

Quarter 1 - Fiscal Year 2004
(in thousands of dollars)

	Q1 - FY04 excluding special items	Adjustments		As reported Q1-FY04
Net sales	$ 56,767	$ -		$ 56,767
Cost of sales	38,961	(2,215)	(a)	36,746
Gross margin	17,806	2,215		20,021
Gross margin %	*31.4%*			*35.3%*
Operating Expense				
Selling and administrative	10,565	(1,361)	(b)	9,204
Research and product development	5,242	-		5,242
Amortization of intangibles	-	550	(c)	550
Total operating expenses	15,807	(811)		14,996
Income from operations	1,999	3,026		5,025
Interest & other	(214)	-		(214)
Income before tax	2,213	3,026		5,239
Tax expense	411	-		411
Net income	$ 1,802	$ 3,026		$ 4,828
EPS - diluted	$ 0.05	$ 0.08		$ 0.13
Weighted avgerage shares outstanding	37,005			37,005

(a) - Excess and obsolesence recovery
(b) - Recovery of accounts receivable and settlement of accrued liability
(c) - Amortization of intangible assets

11 Analyst Day November 14, 2003

Income Statement Quarter Ending 9/26/03

Celebrating... 50 Years of Success

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12 Analyst Day November 14, 2003

Summary

Returned to profitability on revenue growth and
rationalization of cost structure

Balance sheet strengthened through working
capital management and monetization of Adelphia
trade claim (additional payment of $10M
anticipated)

Substantial operating leverage